1 Axogen Announces Plan for Leadership Transition with CEO Karen Zaderej to Retire from Company by January 2025 ALACHUA and TAMPA, FL, Jan. 4, 2024 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, today announced that President and Chief Executive Officer (CEO) Karen Zaderej plans to retire from the Company by January 2025. The Company’s Board of Directors will retain an executive recruitment firm to manage a search for her successor. When a new CEO is in place, Ms. Zaderej will step down from her executive post and Board duties and continue as a consultant to Axogen for an additional nine months to support the leadership transition and the submission process of the Biologics License Application (BLA) for Avance® Nerve Graft. While the transition is planned to be no later than Jan. 5, 2025, it could occur sooner depending on the timing of a new CEO appointment. Ms. Zaderej has led the transformation of Axogen from a small start-up company to a category leader in the growing market of nerve repair. As one of Axogen’s first employees, Ms. Zaderej initially oversaw the Company’s sales and marketing function before moving into the role of Chief Operating Officer and then CEO in 2010. Under her leadership, Axogen has built awareness of the patient quality of life impact related to nerve damage and has created the market for nerve repair. She has driven the diversification of Axogen’s portfolio to address nerve connection, protection, and termination with multiple nerve repair product launches and has led the work to develop a unique regulatory strategy for Avance with a planned filing of a BLA in the second quarter of this year. Ms. Zaderej stated, “Axogen is in a strong position as we start 2024. As announced separately today, we have promoted several key team members to new leadership roles that will be important in the next chapter of the Company. We are also reporting preliminary fourth quarter and full-year 2023 revenue of approximately $42.7 million and $158.8 million, demonstrating year-over-year growth of 18% and 15%, respectively. I am proud of the accomplishments of our team and know that Axogen is positioned well for continued growth. While I will retire from my roles on the executive team and Board, I firmly believe in the talent and strength of the team to continue to improve patient lives and drive long-term success at Axogen.” Amy Wendell, Axogen’s Lead Director, added, “The Board of Directors recognizes and appreciates Karen’s contributions to the building of the Company as well as the entire peripheral nerve repair market. She has had an integral role throughout every stage of Axogen’s development. With the BLA submission for Avance® Nerve Graft nearing completion and the Company continuing to demonstrate steady revenue increases year over year, we will look to bring on board a CEO who will help accelerate Axogen’s next phase of commercial growth and move towards profitability. The timing is right for this as the Company begins to shift its focus in 2024 to what will be a post-BLA commercial expansion strategy.”

2 About Axogen Axogen (AXGN) is the leading Company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain. Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products that are used across two primary application categories: scheduled, non-trauma procedures and emergent trauma procedures. Scheduled procedures are generally characterized as those where a patient is seeking relief from conditions caused by a nerve defect or surgical procedure. These procedures include providing sensation for women seeking breast reconstruction following a mastectomy, nerve reconstruction following the surgical removal of painful neuromas, oral and maxillofacial procedures, and nerve decompression. Emergent procedures are generally characterized as procedures resulting from injuries that initially present in an ER. These procedures are typically referred to and completed by a specialist either immediately or within a few days following the initial injury. Axogen’s product portfolio includes Avance® nerve graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; Axoguard HA+ Nerve Protector™, a porcine submucosa ECM base layer coated with a proprietary hyaluronate-alginate gel, a next-generation technology designed to enhance nerve gliding and provide short- and long- term protection for peripheral nerve injuries; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries. Cautionary Statements Concerning Forward-Looking Statements This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include the timing of Ms. Zaderej’s retirement, the timing of the CEO search, the ability to find suitable CEO candidates, the ability of the new CEO to accelerate the Company’s commercial growth and focus on the move towards profitability, the effectiveness of the Company’s new leadership team, the timing

3 of the BLA submission and the Company’s preliminary fourth quarter and full-year 2023 revenue and growth. Actual results or events could differ materially from those described in any forward- looking statements as a result of various factors, including, without limitation, potential disruptions caused by leadership transitions, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, processing facility transition timing and expense, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, recent geopolitical conflicts in the Middle East, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year and Part II, Item 1A., “Risk Factors,” for our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. For more information, visit www.axogeninc.com. Contact: Axogen, Inc. Harold D. Tamayo, VP of Finance and Investor Relations htamayo@axogeninc.com